Contingent Consideration	9 Months Ended
Sep. 30, 2017
Text Block [Abstract]
Contingent Consideration
12.	CONTINGENT CONSIDERATION

The fair value measurements of contingent consideration liabilities are determined using unobservable Level 3 inputs. These inputs include (a) the estimated amount and timing of projected cash flows; (b) the probability of the achievement of the factors on which the contingency is based; and (c) the risk-adjusted discount rate used to present value the probability-weighted cash flows. Significant increases (decreases) in any of those inputs could result in a lower or higher fair value measurement.

QuaDPharma

The following table represents a reconciliation of the contingent consideration liability related to the acquisition of QuaDPharma in 2014 measured on a recurring basis using level 3 inputs as of December 31, 2015 and 2016 (in thousands):

Balance as of December 31, 2014	$995
Adjustment to fair value	138

Balance as of December 31, 2015	1,133
Adjustment to fair value	(106)
Satisfied through issuance of common stock	(343)
Paid in cash	(684)

Balance as of December 31, 2016	$—

The increase of the contingent consideration related to QuaDPharma was due to the time value of money from the initial measurement date (QuaDPharma acquisition date) to the final date of the payout. This adjustment to the contingent consideration liability is included within selling, general, and administrative expenses in the Company’s consolidated statements of operations and comprehensive loss. As of December 31, 2015, the QuaDPharma contingent consideration was classified as a current liability, as the Company was required to pay this obligation in 2016. On March 31, 2016, the Company exercised its option, to pay up to 50% of the earn-out liability in common stock, and issued 38,033 shares of common stock at $9.00 per share. In May 2016, cash payments totaling $0.7 million were made, satisfying the contingent consideration liability in full.

Polymed

The following table represents a reconciliation of the contingent consideration liability related to the acquisition of Polymed measured on a recurring basis using level 3 inputs as of December 31, 2015 and December 31, 2016:

Acquisition date fair value of contingent consideration	$4,488
Adjustment to fair value	353

Balance as of December 31, 2015	4,841
Adjustment to fair value	159
Satisfied through issuance of common stock	(2,500)
Paid in cash	(2,500)

Balance as of December 31, 2016	$—

The increase of the contingent consideration related to Polymed was due to the time value of money from the initial measurement date (Polymed acquisition date) to the final date of the payout. This adjustment to the contingent consideration liability is included within selling, general, and administrative expenses in the Company’s consolidated statements of operations and comprehensive loss. As of December 31, 2015, the Polymed contingent consideration was classified as a current liability as the Company was required to pay this obligation in 2016. On March 31, 2016, the Company exercised its option to pay up to 50% of the earn-out liability in common stock, and issued 277,777 shares of common stock at $9.00 per share. In April 2016, the remaining liability of $2.5 million was paid in cash.